EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

UNDER SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

PURSUANT TO 18 U.S.C. § 1350

I, Charles B. Crowell, Chief Executive Officer of Gasco Energy, Inc. (the “Company”), hereby certify that the accompanying report on Form 10-Q for the period ended September 30, 2010 and filed with the Securities and Exchange Commission on the date hereof (the “Report”) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    November 2, 2010

/s/ Charles B. Crowell
Name:	Charles B. Crowell
Title:	Chief Executive Officer